Filed under Rule 497(e)

Registration No. 33-52742

SUNAMERICA SERIES TRUST

(the “Trust”)

Supplement dated October 7, 2019, to the Trust’s Statements

of Additional Information (“SAIs”), each

dated May 1, 2019, as supplemented and amended to date

Peter A. Harbeck, a former Interested Trustee, retired from the Board of Trustees of the Trust on June 28, 2019. Effective October 3, 2019, Sharon French was appointed as an Interested Trustee to the Trust’s Board of Trustees to fill the vacancy.

Accordingly, the following changes are made to the Trust’s SAIs effective immediately:

The subsection entitled “Interested Trustee” of the first table under the section entitled “Trustees and Officers of the Trust” is hereby deleted in its entirety and replaced with the following:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2,3]	Other Directorship(s) Held by Trustee[4]
Interested Trustee
Sharon French[5] Age: 54	Trustee	2019 - Present	President, CEO and Director of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).	79	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the SunAmerica Income Funds (3 funds); SunAmerica Money Market Funds, Inc. (1 fund); SunAmerica Equity Funds (2 funds); SunAmerica Series, Inc. (“SunAmerica Series”) (6 funds); SunAmerica Specialty Series (“Specialty Series”) (6 funds); Anchor Series Trust (5 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Co. I (34 funds); VALIC Co. II (15 funds); the Trust (“SAST”) (60 portfolios); and Seasons Series Trust (“SST”) (19 portfolios).

[3]	Number includes the Trust (60 portfolios) and SST (19 portfolios).
[4]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]

Effective October 3, 2019, Ms. French was appointed as an Interested Trustee to the Trust’s Board. Ms. French is considered to be an Interested Trustee based on her positions with AIG and its affiliates.

The eighth paragraph under the subsection entitled “Trustees and Officers of the Trust – Board and Committees” is deleted in its entirety and replaced with the following:

Sharon French. Ms. French has served as a Trustee since 2019.    She currently serves as President, CEO and Director of SunAmerica and as a Vice President of AIG. She previously served as Executive Vice President and Head of Beta Solutions at OppenheimerFunds where she led the strategy, development and implementation of the firm’s smart beta ETF products and solutions as well as its entrance into the sustainable investing marketplace. She also served on that firm’s Executive Committee governing the overall strategic direction at OppenheimerFunds. Ms. French has over 30 years of experience in the financial services industry and has held a variety of senior roles, including President of F-Squared Capital, LLC and Senior Strategic Advisor to the CEO and President of BNY Mellon. Previous to that, she was Head of Private Client & Institutions at BlackRock, Inc. for its iShares business. Ms. French spent nearly a decade at AllianceBernstein L.P. and held prior roles at mPower, Inc., Smith Barney, Inc. (now Morgan Stanley) and Chase Manhattan Bank. Ms. French received a B.S. in business management from the University of Delaware and earned her Certified Management Analyst designation from the University of Pennsylvania’s Wharton School of Business.

The tenth paragraph under the subsection entitled “Trustees and Officers of the Trust – Board and Committees” is deleted in its entirety and replaced with the following:

Each Independent Trustee serves on each Committee of the Board and Ms. French serves on the Ethics Committee. Members of each Committee serve without compensation, except that Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAIs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST_SAI_SUP5.1 (10/19)